Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Dividend Growth Fund

Neuberger Berman ETF Trust (“ETF Trust”)
Neuberger Berman Core Equity ETF

Supplement to the Summary Prospectuses, Prospectuses, and the Statements of Additional Information, each dated December 18, 2024, as each may be amended and supplemented

This supplement provides important updated information regarding the proposed reorganization of Neuberger Berman Dividend Growth Fund (the “Merging Fund”) into Neuberger Berman Core Equity ETF (the “Acquiring ETF”) (the “Merger”).

The Merger, which was previously disclosed as expected to close on or about September 26, 2025, is now expected to close on or about October 17, 2025.  As such, previously disclosed dates related to the Merger will be adjusted as follows:

Event	Previously Disclosed Expected Date	New Expected Date
Class A, Class C, and Class R6 shares of the Merging Fund will be consolidated into the Institutional Class shares (without a CDSC or other charge, if applicable)*	September 11, 2025	October 2, 2025
Last day to purchase shares of the Merging Fund or exchange shares of another series of the Neuberger Berman fund family for shares of the Merging Fund	September 23, 2025	October 14, 2025
Last day to redeem your shares in the Merging Fund or exchange shares of the Merging Fund for shares of another series of the Neuberger Berman fund family	September 24, 2025	October 15, 2025
Direct shareholders who do not transfer their Merging Fund shares to a brokerage account or exchange their Merging Fund shares for shares of other series of the Neuberger Berman fund family by this date will have their Merging Fund shares converted into shares of the Acquiring ETF and held by Equiniti Trust Company, LLC, waiting for direct shareholders’ instructions
	September 24, 2025	October 15, 2025
Shareholders who hold Merging Fund shares through an individual retirement account held directly with the Merging Fund must take action by this date or your Merging Fund shares will be exchanged for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate NAV as your shares of the Merging Fund
	September 24, 2025	October 15, 2025
The Merger will close	September 26, 2025	October 17, 2025

*As previously disclosed, after the consolidation, all Merging Fund shareholders will own Institutional Class shares and a voluntary expense limitation arrangement will be instituted for Institutional Class share expenses to match the expense limit in place for Class R6 shares.

It is anticipated that the Merger will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Merger, except to the extent that they receive cash in connection with the liquidation of any fraction of a share received in the Merger.

Upon completion of the Merger, Merging Fund shareholders will become shareholders of the Acquiring ETF, which is an exchange-traded fund, commonly referred to as an “ETF.”  The Acquiring ETF shares are currently listed for trading on NYSE Arca, Inc.

Additional and important details about the Merger are described in the combined proxy statement/prospectus, which was mailed on or about June 9, 2025, to Merging Fund shareholders of record as of May 23, 2025.  Free copies of the materials are also available on the SEC’s website at www.sec.gov.  These materials also are available at www.nb.com.  In addition, further information about the Acquiring ETF, including its Summary Prospectus, Prospectus, and Statement of Additional Information, can be found on our website at www.nb.com.

The date of this supplement is September 9, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com